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                                                                   EXHIBIT 10.12

                            AMENDMENT NO. 2 TO LEASE

      This AMENDMENT NO. 2 TO LEASE (this "Amendment") is dated as of this 21 day of February, 2002, by and between 525 ALMANOR LLC, a California limited liability company ("Landlord"), and SIMPLEX SOLUTIONS, INC., a Delaware corporation ("Tenant").

                                    RECITALS

      A. Landlord and Tenant entered into that certain Lease dated March 21, 1997, as amended by that certain Amendment No. 1 to Lease dated January 23, 2002 (collectively, the "Lease") for premises located in the City of Sunnyvale, County of Santa Clara, State of California, commonly known as 521 Almanor Avenue, comprised of 29,340 rentable square feet of floor area (the "Leased Premises"). Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Lease.

      B. Landlord and Tenant now desire to amend the Lease to reduce the amount of Tenant's Security Deposit according to the terms and conditions set forth herein.

                                   AGREEMENT

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. RECITALS. The foregoing Recitals are hereby incorporated into this Amendment.

      2. SECURITY DEPOSIT. The amount of Tenant's Security Deposit set forth in
Article 1 of the Lease is hereby reduced to $150,954.30.

      3. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

      4. MISCELLANEOUS.

         (a) VOLUNTARY AGREEMENT. The parties have read this Amendment and on the advice of counsel they have freely and voluntarily entered into this Amendment.

         (b) ATTORNEY'S FEES. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

         (c) SUCCESSORS. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

         (d) COUNTERPARTS. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be

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deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.


                                 TENANT:

                                 SIMPLEX SOLUTIONS, INC., a Delaware corporation

                                 By:  /s/ Luis Buhler
                                    --------------------------------------------
                                 Title:   CFO
                                       -----------------------------------------

                                 By:  /s/ Gary Wong
                                    --------------------------------------------
                                 Title:   Controller
                                       -----------------------------------------


                                 LANDLORD:

                                 525 ALMANOR LLC, a California limited liability company

                                 By:  Menlo Equities LLC, a California
                                      limited liability company, Manager

                                      By: Menlo Equities Inc., a California
                                          corporation, its Managing Member

                                          By: /s/ Henry D. Bullock
                                             ----------------------------------
                                             Henry D. Bullock, President